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                                                                  EXHIBIT 3.1(b)


             CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY
                                       OF
                               DBS HOLDINGS, L.P.
                                       TO
                           COLUMBIA DBS HOLDINGS, LLC

         The undersigned, desiring to convert DBS HOLDINGS, L.P., a Delaware limited partnership, to COLUMBIA DBS HOLDINGS, LLC, a Delaware limited liability company, pursuant to Section 18-214 of the Delaware Limited Liability Company Act, 6 Delaware Code, Chapter 18, do hereby certify as follows:

                                       I.

         The date on which and jurisdiction where the entity that is converting to a limited liability company was first formed was January 30, 1996 in the State of Delaware.

                                       II.

         The name of the entity that is converting to a limited liability company immediately prior to the filing of this Certificate of Conversion is DBS HOLDINGS, L.P.

                                      III.

         The name of the limited liability company as set forth in its certificate of formation filed in accordance with Section 18-214(b) of the Delaware Limited Liability Company Act is COLUMBIA DBS HOLDINGS, LLC.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Conversion of DBS Holdings, L.P. to Columbia DBS Holdings, LLC as of November ___, 1996.

                                       General Partner:
                                       COLUMBIA DBS, INC.

                                       By:    /s/
                                              ----------------------------------

                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       Limited Partner:
                                       COLUMBIA DBS INVESTORS, L.P.
                                       By:      Columbia Capital Corporation,
                                                its general partner

                                       By:    /s/
                                              ----------------------------------

                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------